December 9, 2009

DREYFUS CALIFORNIA AMT-FREE MUNICIPAL BOND FUND

Supplement to Prospectus dated October 1, 2009

The following information supersedes any contrary information contained in the section of the fund’s Prospectus entitled “MANAGEMENT-Investment Adviser”

The fund is co-managed by Jeffrey Burger and James Welch. Mr. Burger and Mr. Welch have been primary portfolio managers of the fund since December 2009. Mr. Welch is also the primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Mr. Welch has been employed by Standish Asset Management Company LLC (Standish), an affiliate of Dreyfus, since April 2009, and by Dreyfus since 2001. Mr. Burger is a Senior Analyst for Tax Sensitive Strategies at Standish, specializing in land secured and special tax bonds. Mr. Burger has been employed by Standish since July 2009.